UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16 OF THE

SECURITIES EXCHANGE ACT OF 1934

For the month of June 2026

Commission File Number 333-290476

CBAK ENERGY TECHNOLOGY LIMITED

 (Translation of registrant’s name into English)

BAK Industrial Park, Meigui Street

Huayuankou Economic Zone

Dalian, China, 116450

 (Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F ☒       Form 40-F ☐

On June 23, 2026, CBAK Energy Technology, Inc., a Nevada corporation (“CBAK Nevada”), completed a redomicile merger (the “Redomicile Merger”), resulting in CBAK Nevada merging with and into CBAK Energy Technology Limited, an exempted company incorporated under the laws of the Cayman Islands (“CBAK Cayman”), with CBAK Cayman as the surviving company, pursuant to the Agreement and Plan of Merger dated as of September 23, 2025 by and between CBAK Nevada and CBAK Cayman (the “Merger Agreement”). The Merger Agreement and the Redomicile Merger were approved and adopted by the stockholders of CBAK Nevada at a special meeting of stockholders held on March 18, 2026. The Merger Agreement was filed with CBAK Nevada’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 24, 2025, CBAK Cayman’s Registration Statement on Form F-4 initially filed with the SEC on September 24, 2025, as amended (the “Registration Statement”), and CBAK Cayman’s prospectus filed with the SEC on January 16, 2026 (the “Prospectus”). On June 23, 2026, CBAK Nevada filed a current report on Form 8-K with the SEC, disclosing the completion of the Redomicile Merger, which report is incorporated herein by reference.

Prior to the Redomicile Merger, CBAK Nevada’s common stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on The Nasdaq Stock Market under the symbol “CBAT.” As a result of the Redomicile Merger, each share of CBAK Nevada’s common stock was converted into the right to receive one ordinary share, par value US$0.001 per share (the “Ordinary Shares”) of CBAK Cayman and CBAK Cayman issued to each holder of such right that number of ordinary shares in CBAK Cayman to which each such holder was entitled.

This report is being furnished for the purpose of establishing CBAK Cayman as the successor issuer pursuant to Rule 12g-3 under the Exchange Act. CBAK Cayman hereby reports the succession in accordance with Rule 12g-3(f) under the Exchange Act, on Form 6-K using EDGAR submission type 8-K12B. As a result of the Redomicile Merger, CBAK Cayman has succeeded to CBAK Nevada pursuant to Rule 12g-3(a) under the Exchange Act. Accordingly, the Ordinary Shares of CBAK Cayman, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act as the successor to the common stock of CBAK Nevada. The Ordinary Shares of CBAK Cayman are expected to begin trading under the symbol “CBAT,” the same symbol under which CBAK Nevada’ common stock previously traded, on or about June 25, 2026.

As of June 23, 2026, CBAK Cayman, together with its subsidiaries, owns and continues to operate the business in substantially the same manner as CBAK Nevada and its subsidiaries operated the business prior to the Redomicile Merger. CBAK Cayman is managed by substantially the same board of directors and executive officers that managed CBAK Nevada immediately prior to the Redomicile Merger.

In connection with the completion of the Redomicile Merger, CBAK Cayman expects to enter into indemnification agreements with its directors and executive officers. The CBAK Cayman indemnification agreements will generally require that CBAK Cayman indemnify and hold an indemnitee harmless to the fullest extent permitted by applicable law for liabilities arising out of the indemnitee’s service as a director or an executive officer of CBAK Cayman. The indemnification agreements contain customary limitations, including that indemnification is not available for conduct finally adjudged to have been caused by the indemnitee’s dishonesty, willful default or fraud.

As part of the Redomicile Merger, all existing equity compensation plans of CBAK Nevada, as may be amended, were adopted and assumed by CBAK Cayman. Additionally, CBAK Cayman adopted and assumed the obligations of CBAK Nevada under or with respect to certain contracts or agreements as described in the Merger Agreement.

As of June 23, 2026, in connection with and effective upon completion of the Redomicile Merger, the rights of shareholders of CBAK Cayman are governed by its amended and restated memorandum and articles of association, by the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), and by the common law of the Cayman Islands.

DESCRIPTION OF SHARE CAPITAL OF CBAK CAYMAN

The following description of the material terms of CBAK Cayman’s ordinary shares following the Redomicile Merger includes a summary of specified provisions of the amended and restated memorandum and articles of association of CBAK Cayman that came into effect upon completion of the Redomicile Merger. This description is qualified by reference to the amended and restated memorandum and articles of association of CBAK Cayman, which were filed with the Registration Statement and the Prospectus and are incorporated by reference into this report. You are encouraged to read the relevant provisions of the Companies Act and CBAK Cayman’s memorandum and articles of association, as amended and restated from time to time, as they relate to the following summary.

Authorized Share Capital

CBAK Cayman is authorized to issue 500,000,000 shares of a par value of US$0.001 each. Subject to the provisions of the Companies Act and CBAK Cayman’s amended and restated memorandum and articles of association and, where applicable, the rules of the applicable stock exchange and without prejudice to any special rights or restrictions for the time being attached to any shares or any class of shares, all unissued shares in CBAK Cayman are at the disposal of the board of directors, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times, for such consideration and on such terms and conditions as it in its absolute discretion thinks fit. In particular and without prejudice to the generality of the foregoing, the board of directors of CBAK Cayman is empowered to authorize by resolutions the issuance of one or more classes or series of preferred shares and, to fix the designations, powers, preferences, privileges and other rights, including dividend rights, conversion rights, redemption privileges and liquidation preferences to extent permitted by law, any or all of which may be greater than the powers and rights associated with the ordinary shares, at such times and on such other terms as they think proper.

Ordinary Shares

General

All of CBAK Cayman’s issued and outstanding ordinary shares will be issued credited as fully paid and non-assessable. CBAK Cayman’s ordinary shares are issued in registered form, and are issued when registered in CBAK Cayman’s register of members. CBAK Cayman’s shareholders who are non-residents of the Cayman Islands may freely hold and transfer their ordinary shares. Upon the completion of the Redomicile Merger, CBAK Cayman had approximately 88,645,836  ordinary shares issued and outstanding pursuant to the Redomicile Merger and no preferred shares issued and outstanding.

Dividends

The holders of CBAK Cayman’s ordinary shares are entitled to such dividends as may be declared by CBAK Cayman’s board of directors, subject to the Companies Act and the amended and restated memorandum and articles of association of CBAK Cayman, as amended and restated from time to time. The amended and restated articles of association of CBAK Cayman provide that dividends may be declared and paid out of its profits, realized or unrealized, or from any reserve set aside from profits which the directors determine is no longer needed. Dividends may also be declared and paid out of CBAK Cayman’s share premium account or any other fund or account which can be authorized for this purpose in accordance with the Companies Act. Under the Companies Act, no distribution or dividend may be paid to shareholders out of the share premium account unless immediately following the date on which the distribution or dividend is proposed to be paid, the company will be able to pay its debts as they fall due in the ordinary course of business.

Register of Members

Under Cayman Islands law, CBAK Cayman must keep a register of members and there shall be entered therein:

●	the names and addresses of the members, a statement of the shares held by each member, and the statement shall:

(i)	distinguish each share by its number (so long as the share has a number);

(ii)	confirm the amount paid, or agreed to be considered as paid on the shares of each member;

(iii)	confirm the number and category of shares held by each member; and

(iv)	confirm whether each relevant category of shares held by a member carries voting rights under the articles of association of the company, and if so, whether such voting rights are conditional;

●	the date on which the name of any person was entered on the register as a member; and

●	the date on which any person ceased to be a member.

Under Cayman Islands law, the register of members of CBAK Cayman is prima facie evidence of the matters set out therein.

Voting Rights

Each holder of ordinary shares is entitled to one vote on all matters upon which the ordinary shares are entitled to vote on a show of hands or, on a poll, each holder is entitled to have one vote for each share registered in his name on the register of members. Voting at any meeting of shareholders is by show of hands unless a poll is demanded. A poll may be demanded by the chairman of such meeting or by any one shareholder present in person or by proxy.

No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment of a chairman. At any general meeting, one (1) or more shareholders entitled to vote and present in person or by proxy or (in the case of a shareholder being a corporation) by its duly authorized representative representing not less than one-third of the votes attached to the then issued and outstanding share capital of CBAK Cayman throughout the meeting shall form a quorum for all purposes.

As an exempted company, CBAK Cayman is not obliged by law to call shareholders’ annual general meeting. CBAK Cayman may hold an annual general meeting and shall specify the meeting as such in the notices calling it. An annual general meeting of CBAK Cayman shall be held at such time and place as may be determined by CBAK Cayman’s board of directors. Each general meeting, other than an annual general meeting, is called an extraordinary general meeting. The CBAK Cayman’s board of directors may whenever it thinks fit call extraordinary general meetings. Any one or more shareholders holding at the date of deposit of the requisition not less than thirty percent (30%) of all the issued shares of CBAK Cayman carrying the right to vote at general meetings shall at all times have the right, by written requisition to the board of directors or the secretary of CBAK Cayman, to require an extraordinary general meeting to be called by the board for the transaction of any business specified in such requisition. Such meeting shall be held within 2 months after the deposit of such requisition. If within 21 days of such deposit, the board fails to proceed to convene such meeting, the requisitionist(s) himself/herself (themselves) may do so in the same manner, and all reasonable expenses incurred by the requisitionist(s) as a result of the failure of the board shall be reimbursed to the requisitionist(s) by CBAK Cayman.

An annual general meeting and any extraordinary general meeting may be called by not less than 10 clear days’ notice.

An ordinary resolution is defined in the amended and restated articles of association to mean a resolution passed by a simple majority of the votes cast by such shareholders as, being entitled to do so, vote in person or, in the case of corporations, by their duly authorized representatives or, where proxies are allowed, by proxy at a general meeting. A special resolution must be passed by the affirmative vote of not less than two-thirds of the votes cast by such shareholders as, being entitled so to do, vote in person or, in the case of such members as are corporations, by their duly authorized representatives or, where proxies are allowed, by proxy at a general meeting. A special resolution will be required for important matters such as change of name or making changes to the memorandum or articles of association of CBAK Cayman.

Transfer of Ordinary Shares

Subject to the restrictions of CBAK Cayman’s articles of association, as applicable, any of CBAK Cayman’s shareholders may transfer all or any of his or her ordinary shares by an instrument of transfer in the usual or common form or any other form approved by CBAK Cayman’s board of directors.

CBAK Cayman’s board of directors may, in its absolute discretion, decline to register any transfer of any ordinary share which is not fully paid up or on which CBAK Cayman have a lien, or any share issued under any share incentive scheme for employees upon which a restriction on transfer imposed thereby still subsists. CBAK Cayman’s directors may also decline to register any transfer of any ordinary share unless:

●	the instrument of transfer is lodged with CBAK Cayman, accompanied by the certificate for the ordinary shares to which it relates and such other evidence as CBAK Cayman’s board of directors may reasonably require to show the right of the transferor to make the transfer (and if, the instrument of transfer is executed by some other person on his behalf, the authority of that person to do so);

●	the instrument of transfer is in respect of only one class of shares;

●	the instrument of transfer is properly stamped, if required;

●	in the case of a transfer to joint holders, the number of joint holders to whom the share is to be transferred does not exceed four; or

●	a fee of such maximum sum as the applicable stock exchange may determine or such lesser sum as the board of directors may from time to time require is paid to CBAK Cayman.

If CBAK Cayman’s directors refuse to register a transfer they shall, within two months after the date on which the instrument of transfer was lodged, send to each of the transferor and the transferee notice of such refusal.

The registration of transfers may, after compliance with any notice requirement of the applicable stock exchange, be suspended and the register closed at such times and for such periods as CBAK Cayman’s board of directors may from time to time determine; provided, however, that the registration of transfers shall not be suspended and the register shall not be closed for more than 30 days in any year.

Liquidation

Subject to any special rights, privileges or restrictions as to the distribution of available surplus assets on liquidation for the time being attached to any class or classes of shares:

●	if CABK Cayman is wound up and the assets available for distribution amongst its shareholders shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus will be distributed among its shareholders in proportion to the amount paid up on the shares held by them respectively;

●	if CABK Cayman is wound up and the assets available for distribution amongst its shareholders as such shall be insufficient to repay the whole of the paid-up capital, the assets will be distributed so that, as nearly as may be, the losses are borne by its shareholders in proportion to the capital paid up, or which ought to have been paid up, at the commencement of the winding up on the shares held by them respectively.

Redemption, Repurchase and Surrender of Ordinary Shares

Subject to the provisions of the Companies Act and other applicable law, CBAK Cayman may issue shares on terms that are subject to redemption, at CBAK Cayman’s option or at the option of the holders, on such terms and in such manner as may be determined before the issue of such shares, by CBAK Cayman’s board of directors.

CBAK Cayman is empowered by the Companies Act and its amended and restated articles of association to purchase its own shares subject to certain restrictions and the board may exercise this power on behalf of CBAK Cayman subject to any applicable requirements imposed from time to time by the applicable stock exchange.

Under the Companies Act, the redemption or repurchase of any share may be paid out of CBAK Cayman’s profits, the credit standing to its share premium account, out of the proceeds of a fresh issue of shares made for the purpose of such redemption or repurchase or, subject to the Companies Act, out of capital. Any amount of premium payable on the repurchase over the par value must be made out of our profits, sums standing to the credit of the share premium account or, subject to the Companies Act, out of capital. Under the Companies Act, at no time may a company redeem or purchase its shares unless they are fully paid. In addition, a company may not redeem or purchase any of its shares if, as a result of the redemption or purchase, there would no longer be any issued shares of the company other than shares held as treasury shares.

CBAK Cayman may accept the surrender of any fully paid share for no consideration.

Variations of Rights of Shares

All or any of the special rights attached to any class of shares may, subject to the provisions of the Companies Act, be varied with the sanction of a special resolution passed at a general meeting of the holders of the shares of that class. The rights conferred upon the holders of the shares of any class issued shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu with such existing class of shares.

Inspection of Books and Records

Holders of CBAK Cayman’s ordinary shares have no general right under Cayman Islands law to inspect or obtain copies of CBAK Cayman’s list of shareholders or its corporate records (save for the memorandum and articles of association, special resolutions and the register of mortgages and charges). However, CBAK Cayman intends to provide its shareholders with annual audited financial statements.

Changes in Capital

CBAK Cayman may from time to time by ordinary resolution: (i) increase its share capital by such sum, to be divided into shares of such classes and amount, as the resolution shall prescribe; (ii) consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares; (iii) divide its shares into several classes; (iv) sub-divide its existing shares, or any of them into shares of a smaller amount that is fixed by the amended and restated memorandum and articles of association; and (v) cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

Subject to the Companies Act and confirmation by the Grand Court of the Cayman Islands on an application by CBAK Cayman for an order confirming such reduction, CBAK Cayman may by special resolution reduce its share capital and any capital redemption reserve in any manner authorized by law.

Issuance of Additional Shares

CBAK Cayman’s amended and restated memorandum and articles of association authorizes CBAK Cayman’s board of directors to issue additional ordinary shares from time to time as its board of directors shall determine, to the extent of available authorized but unissued shares.

CBAK Cayman’s amended and restated memorandum and articles of association authorizes CBAK Cayman’s board of directors to establish from time to time one or more series of preferred shares and to determine, with respect to any series of preferred shares, the terms and rights of that series, including: (i) the designation of the series; (ii) the number of shares of the series; (iii) the dividend rights, dividend rates, conversion rights, voting rights; and (iv) the rights and terms of redemption and liquidation preferences.

CBAK Cayman’s board of directors may issue preferred shares without action by its shareholders to the extent authorized but unissued. In addition, the issuance of preferred shares may be used as an anti-takeover device without further action on the part of the shareholders. Issuance of these shares may dilute the voting power of holders of ordinary shares.

Exempted Company

CBAK Cayman is an exempted company with limited liability under the Companies Act. The Companies Act distinguishes between ordinary resident companies and exempted companies. Any company, the objects of which are to conduct business mainly outside of the Cayman Islands, may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for certain exemptions and privileges, including (a) an exempted company does not have to file an annual return of its shareholders with the Registrar of Companies, (b) an exempted company is not required to open its register of members for inspection, (c) an exempted company does not have to hold an annual general meeting, (d) an exempted company may issue no par value, negotiable or bearer shares, (e) an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands, (f) an exempted company may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance), (g) an exempted company may register as a limited duration company and (h) an exempted company may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on that shareholder’s shares of the company.

Transfer Agent

The transfer agent and registrar for CBAK Cayman’s ordinary shares is Securities Transfer Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY LIMITED

Date: June 23, 2026	By:	/s/ Jiewei Li
Jiewei Li
Chief Financial Officer